UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023 (February 16, 2023)

quotient limited

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-36415 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 011-41-22-716-9800

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on January 10, 2023 (the “Petition Date”), Quotient Limited (“Quotient”, the “Company” or “we”) filed a voluntary petition for relief under chapter 11 of title 11 (the “Chapter 11 Case”) of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). Additional information about the Chapter 11 Case, court filings and other documents related to the Chapter 11 Case are available on a website administered by the Company’s claims and noticing agent, Kroll Restructuring Administration LLC, at https://cases.ra.kroll.com/quotientlimited/Home-Index. The information on that website is not incorporated by reference and does not constitute part of this Current Report on Form 8-K.

On January 10, 2023, the Company filed the Prepackaged Chapter 11 Plan of Reorganization of Quotient Limited (as amended, modified or supplemented from time to time, the “Plan”) and the related disclosure statement (the “Disclosure Statement”).

On February 15, 2023, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan, as modified by the Confirmation Order, and approving the Disclosure Statement. The Plan is attached to the Confirmation Order as Exhibit A.

On February 16, 2023 (the “Effective Date”), the Plan became effective in accordance with its terms and the Company emerged from bankruptcy.

Item 1.01.	Entry Into a Material Definitive Agreement.

Master Transaction Agreement

On the Effective Date and as contemplated by the Plan and Confirmation Order, the Company entered into the Master Transaction Agreement (the “MTA”) by and among (i) Quotient, (ii) Quotient Holdings Newco, LP, a Delaware limited partnership (“Newco”), (iii) Quotient Holdings Finance Company Limited, an exempted company incorporated under the laws of the Cayman Islands and wholly owned subsidiary of Newco (“Finance Co”), (iv) Quotient Holdings GP, LLC, a Delaware limited liability company, (v) Quotient Holdings Merger Company Limited, a private company incorporated under the laws of Jersey, Channel Islands with limited liability and a wholly owned subsidiary of Finance Co, (vi) each of the direct and indirect subsidiaries of Quotient identified on Schedule A of the MTA, and (vii) each of the beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of the Senior Secured Notes and Convertible Notes, in each case, as identified on the signature pages thereto (the “Consenting Noteholders”). The MTA effectuated the transactions contemplated by Quotient’s Plan and Confirmation Order, whereby Quotient consummated a comprehensive restructuring of its balance sheet, including the issuance of new debt and equity (collectively, the “Transactions”).

The foregoing description of the MTA is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the MTA (including the exhibits thereto), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Any securities to be issued pursuant to the Transactions have not been, and are not intended to be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept the Proposed Plan or any other chapter 11 plan. Any solicitation or offer will only be made pursuant to a disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Business and Asset Transfer Agreement

On the Effective Date and as contemplated by the Plan and Confirmation Order, the Company entered into the Business and Asset Transfer Agreement (the “BTA”) with Newco and Finance Co, pursuant to which the Company, as seller, agreed to sell to Finance Co, as purchaser, and Finance Co agree to purchase, certain assets of Quotient as set forth in the BTA, and Finance Co agreed to assume from Quotient, and Quotient agreed to assign to Finance Co, certain obligations and liabilities related to such assets, all upon the terms and subject to the conditions contained in the BTA. Closing under the BTA occurred simultaneously with its execution and the closing under the MTA.

The foregoing description of the Omnibus Transaction Agreement is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the BTA (including the exhibits thereto), a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Indenture

On the Effective Date and as contemplated by the Plan and Confirmation Order, the Company, as guarantor, entered into an indenture with respect to $119,523,334 aggregate principal amount of 12% Senior Secured Notes due 2030 (“New Notes”), by and among Finance Co, as issuer, the guarantors party thereto (including Quotient) and U.S. Bank Trust Company, National Association (the “New SSN Indenture”).

Interest on the New Notes accrues at a rate of 12% per annum and is payable quarterly on January 15, April 15, July 15 and October 15 of each year (each, a “Payment Date”) commencing on April 15, 2023. On each Payment Date, occurring prior to July 15, 2026, Finance Co will pay the accrued interest on the securities that is due and payable in-kind (and not in cash), by the issuance of additional notes in a principal amount of such interest payment on such Payment Date; provided that, with respect to each Payment Date occurring on or after July 15, 2025, holders of at least 70% of the New Notes may, by notice to Finance Co, cause such interest payments to be payable in cash and not in-kind.

The New Notes are senior secured obligations of Finance Co and will be equal in right of payment to all existing and future pari passu indebtedness of Finance Co, will be senior in right of payment to all existing and future subordinated indebtedness of Finance Co, will have the benefit of a security interest in the New Notes collateral and will be junior in lien priority in respect of any collateral that secures certain first priority lien obligations incurred from time to time in accordance with the New SSN Indenture.

Finance Co may redeem the New Notes at its option, in whole or in part from time to time, on any business day specified by Finance Co, on not less than 30 days’ nor more than 60 days’ prior written notice delivered to each holder at a redemption price equal to: (i) from and including February 16, 2023 to and including April 15, 2025, 103.0% of the principal amount of the New Notes to be redeemed, (ii) from and including April 16, 2025 and thereafter, 100.0% of the principal amount of the New Notes to be redeemed, in each case, plus accrued and unpaid interest to the redemption date. No sinking fund is provided for the New Notes, which means that the Finance Co is not required to periodically redeem or retire the New Notes.

The above description of the New SSN Indenture is qualified in its entirety by reference to the New SSN Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Collateral Agreement

In connection with the offering of the New Notes, the Company, as a subsidiary guarantor, entered into a collateral agreement, dated as of February 16, 2023, by and among Finance Co, U.S. Bank Trust Company, National Association and the subsidiary parties from time to time party thereto (the “Collateral Agreement”). Pursuant to the terms of the Collateral Agreement, the New Notes and the related guarantees are secured by a first priority lien on substantially all of Finance Co’s and the guarantors’ assets, in each case, subject to certain prior liens and other exclusions, and a pledge of 100% of the equity interests of Finance Co’s subsidiaries.

The description of the Collateral Agreement contained herein is qualified in its entirety by reference to the Collateral Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Tenth Supplemental Indenture

On the Effective Date and as contemplated by the Plan and Confirmation Order, we received consent from the sole holder of our 12% Senior Secured Notes due 2025 (the “Notes”) issued pursuant to the Indenture, dated as of October 14, 2016 (as subsequently amended, the “Indenture”), by and among the Company, the guarantors party thereto and U.S. Bank National Association, a national banking association, as trustee and collateral agent, to further amend the Indenture pursuant to the Tenth Supplemental Indenture (the “Tenth Supplemental Indenture”). The Tenth Supplemental Indenture has been executed by the Company, the trustee and collateral agent, and the other parties thereto and is in effect.

As previously disclosed, the Company commenced a voluntary case for bankruptcy on January 10, 2023, which resulted in an Event of Default under Section 6.01(e) of the Indenture and further failed to pay interest due on the Notes on January 15, 2023, which resulted in an Event of Default under Section 6.01(a) of the Indenture (collectively, the “Specified Defaults”). The failure to pay interest on the Notes resulted in an acceleration of the obligations of the Company and the guarantors under Section 6.02 of the Indenture (the “Acceleration”). The Tenth Supplemental Indenture waives the Specified Defaults, rescinds the Acceleration, and waives all other Defaults or Events of Default under the Indenture and existing on February 16, 2023. In addition, the Tenth Supplemental Indenture deletes certain sections of the Indenture and release liens and guarantees.

The above description of the Tenth Supplemental Indenture is qualified in its entirety by reference to the Tenth Supplemental Indenture, a copy of which is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Item 1.03. Bankruptcy or Receivership

Confirmation of the Plan of Reorganization

On February 15, 2023, the Bankruptcy Court entered the Confirmation Order confirming the Plan. The Confirmation Order is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Plan is attached as Exhibit A to the Confirmation Order attached as Exhibit 2.1 to this Current Report on Form 8-K and separately as Exhibit 99.1 to this Current Report on Form 8-K.

Summary of the Plan of Reorganization

The following is a summary of certain substantive provisions of the Plan. The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan and the Confirmation Order, copies of which are attached as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Any capitalized terms not defined in this Current Report on Form 8-K have the meanings given to them in the Plan.

Pursuant to the Plan, Quotient significantly delevered its balance sheet, reducing funded indebtedness by approximately $137 million, and received new capital investment to fund the Company’s business going forward. More specifically, on the Effective Date, the Debtor’s prior funded indebtedness of approximately $256 million in principal and accrued interest was extinguished and the reorganized Company received contributions of $41 million by certain of the Consenting Noteholders pursuant to private placements in exchange for (i) 100% of the partnership equity interests in Newco and (ii) New Notes in the aggregate principal amount of $119,523,334. General unsecured claims against the Company were unimpaired under the Plan, either being reinstated or paid in the ordinary course of business.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On the Effective Date, Bradley Meyer was appointed as director of Quotient Limited.

Departure of Directors

On the Effective Date, Heino von Prondzynski, Thomas Aebischer, Sophie Bechu, Isabelle Buckle, Frederick Hallsworth and Catherine Larue resigned as director of Quotient Limited in accordance with the terms of the Plan.

As of the Effective Date and in accordance with the Plan:

•	the Board of Directors of Quotient Limited consists of two members; and

•	Manuel O. Méndez, the Company’s Chief Executive Officer, and Bradley Meyer will continue to serve as directors.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1	Chapter 11 Plan of Reorganization of Quotient Limited, dated as of February 16, 2023 (incorporated by reference to Exhibit A of the Confirmation Order attached as Exhibit 99.1 hereto)
4.1

Indenture, dated as of February 16, 2023 among Quotient Holdings Finance Company Limited, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and as collateral agent.

4.2

Tenth Supplemental Indenture, dated as of February 16, 2023, among Quotient Limited, the guarantors party thereto, Quotient Holdings Finance Company Limited, as the sole holder of the Notes issued and outstanding under the Indenture and U.S. Bank Trust Company, National Association, as trustee and as collateral agent.

10.1†

Master Transaction Agreement, dated February 16, 2023, by and among the Company, Quotient Holdings Newco, LP, Quotient Holdings Finance Company Limited, Quotient Holdings GP, LLC, Quotient Holdings Merger Company Limited, certain direct and indirect subsidiaries of the Company, and the Consenting Noteholders signatories thereto.

10.2†	Business and Asset Transfer Agreement, dated February 16, 2023, by and among the Company, Quotient Holdings Newco, LP and Quotient Holdings Finance Company Limited.
10.3†

Collateral Agreement, dated as of February 16, 2023, by and among Quotient Holdings Finance Company Limited, U.S. Bank Trust Company, National Association and the subsidiary parties from time to time party thereto.

99.1	Order (i) Confirming Chapter 11 Plan of Reorganization of Quotient Limited and (ii) Granting Related Relief, as entered by the Bankruptcy Court on February 15, 2023.
†

Certain identified information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential, in compliance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 21, 2023

QUOTIENT LIMITED

By: /s/ Manuel O. Méndez
Name: Manuel O. Méndez

Title: Chief Executive Officer